CONFIDENTIAL


                                    AMENDMENT
                                     TO THE
                  SERVICE ORDER AGREEMENT TERMS AND CONDITIONS
                                     BETWEEN
                             XO COMMUNICATIONS, INC.
                                       AND
                          DIRECT PARTNER TELECOM, INC.

      This Amendment ("Amendment") to Service Order Agreement dated October 24th, 2003 (hereinafter referred to as the "Agreement") is made and entered into this day of October, 2003 ("Amendment Effective Date") by and between XO COMMUNICATIONS, INC, on behalf of its operating subsidiaries and affiliates, a Delaware corporation (such subsidiaries and affiliates hereinafter collectively referred to as "XO"). whose principal place of business is located at 11111 Sunset Hills Road, Reston, VA 20190 and DIRECT PARTNER TELECOM, INC., a Florida corporation (hereinafter referred to as "Customer" and together with XO collectively referred to as the "Parties"), whose principal place of business is located at 110 East Broward Blvd., 11th Floor, Ft. Lauderdale, FL 33301.

      In consideration of the mutual promises and covenants herein contained, the Parties hereby mutually agree as follows:

1. Capitalized terms not otherwise defined herein shall have the meaning given them in the Agreement. Except as specifically set forth herein, all terms and conditions of the Agreement shall remain in full force and effect.

2. MINIMUM COMMITMENT

            A. In exchange for the Customer's continued compliance with the terms and conditions of the Agreement, its payment of all sums pursuant to the Agreement and maintenance of the Minimum Minute Commitment, hereinafter defined, Customer may receive for the Term of the Agreement, as such Term is defined in the Service Order Agreement attached hereto as Exhibit A, the [___*___] for domestic terminating IP transport service
("DIPT  Services")  as set forth on the Service Order  Agreement.  The [___*___]
      apply only to DIPT Services set forth in the SOA. [___*___] will apply to all other services ordered or used by Customer unless specifically agreed to otherwise in writing by an authorized XO party.

                  i. Rate Adjustment. The Customer hereby acknowledges and agrees that the [___*___] for DIPT Services as set forth in Appendix l [___*___] may increase in the event XO's cost associated with DIPT Service increases at any time during the Term of the Agreement, or any extension thereof. XO will provide Customer with five (5) days prior written notice of any increase and the new rate will automatically become effective on the 6th day from the date of such notice. [___*___]

            B. MONTHLY MINUTE MINIMUM. Immediately following the ramp period, hereinafter defined, and continuing for the Term of the Agreement (15 months), Customer agrees to maintain a minimum monthly usage of [___*___]



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minutes of DIPT Service (the "Minimum Minute Commitment" or "MMC"). If the first month in which the MMC is required is not a full month, the MMC will be pro-rated. In the event Customer does not meet the MMC for any month during the Term or any extension thereof following the Ramp Period, XO shall charge and Customer agrees to pay a Shortfall Charge. The "Shortfall Charge" shall be an
amount  equal  to  the  difference   between  the  Minimum   Minute   Commitment
[___*___] and Customer's actual minutes of use of DIPT Service for the month multiplied by the Average Per-Minute Rate. The "Average Per-Minute Rate" ("APMR") equals the average rate per minute charged to Customer by XO for DIPT Service during the ninety (90) day period preceding the date of the Shortfall Charge calculation. [For example, Customer's minutes of usages during a month after the Ramp Period equals [___*___]. Shortfall minutes equal [___*___] (MMC less [___*___]). The Shortfall Charge would equal the [___*___] minutes multiplied by the AMPR. Assuming the APMR for the 90 days preceding the date of calculation of the Shortfall Charge is $0.0116, the Shortfall Charge would equal [___*___] In the event of a default or termination under Section
J of the XO Terms, and in lieu of the early termination charges set forth in the XO Terms, Customer agrees, as liquidated damages, to pay an early termination charge equal to the MMC for the remaining Term of the Agreement (MMC multiplied by the number of months remaining in the Term) multiplied by the APMR (based on the 90 day average immediately preceding the date of termination).

            C. Ramp. Customer shall have the first ninety (90) days of the Term (the "Ramp Period") following the Service Commencement Date to achieve the Minimum Minute Commitment. The Customer shall not be subject to the Shortfall Charge during the Ramp Period. During the Ramp Period, Customer shall pay XO usage charges based on the Preferred Rate set forth in Section 5.B above and is responsible for the payment of any and all other amounts due and owing under the Agreement. Immediately following the expiration of the Ramp Period (beginning on the 91st day of the Term) and continuing for the Term of the Agreement, and any extension thereof, the Customer agrees to achieve and maintain the MMC and shall be subject to, and agrees to pay, the Shortfall Charge as calculated hereunder.

3. CUSTOMER HEREBY REPRESENTS AND WARRANTS THAT IT IS NOT RELYING ON XO IN ANY WAY TO PROVIDE 911, E911 OR ANY OTHER EMERGENCY SERVICES ("911 SERVICES"). Customer warrants and represents that it assumes all liability for any and all 911 SERVICES associated directly and indirectly with its services to its customers or to any holder of a telephone number issued by XO pursuant to the Agreement and this Amendment ("End-User"). Customer agrees that XO shall not incur any liability, direct or indirect, to any End-User who dials or attempts to dial the digits "9-1-1" or any other emergency services number or to any other person who may be affected by the dialing of the digits "9-1-1" or any other emergency services number. Customer hereby acknowledges and agrees that it is fully responsible for all costs and expenses associated with 911 SERVICES, including but not limited to any and all state and local authorities for the funding of 911 SERVICES, 911 assessments, taxes and the like. Customer represents and warrants that it is responsible for all costs associated with any state or local 911-board assessments, existing now or at any time during the term of the Agreement and its renewal periods, including any assessment based on telephone numbers instead of access lines.

4. In the event Customer is requesting Directory Listing Services from XO, Customer agrees, represents and warrants that it has all requisite authorizations to provide end-user information to XO for purposes of Directory Listings. Customer must send XO complete and accurate end-user listing information for Directory Listings using the forms and process specified by XO. Customer must provide to XO accurate end-user information to ensure appropriate listings in any databases in which XO is required to retain and/or maintain end-user information.


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Customer is  responsible  for and assumes all  liability for the accuracy of the initial end-user information that Customer provides to XO and is responsible for and assumes all liability for timely and accurately updating such information. XO assumes no liability for the accuracy of information provided by Customer.

5. In the event XO receives a valid request by a third party carrier for customer proprietary network information, including but not limited to customer service records, related to a telephone number assigned by XO to Customer and/or Customer's End-Users, Customer hereby authorizes XO to provide any such information in XO's possession to the third party carrier. If XO does not have information sufficient to satisfy the request by the third party carrier, Customer hereby authorizes XO to instruct such third party carrier to contact Customer directly and Customer shall provide any such information in its possession to the third party carrier consistent with industry standards. Customer hereby acknowledges and agrees that XO is not providing "porting in" services under the Agreement. Customer further acknowledges that a separate written agreement would be necessary if it were to order such services from XO.

6. ENHANCED SERVICES CERTIFICATION

      A. The parties agree that Customer has requested that XO terminate certain Customer traffic to the LATA and NPA-NXX list defined in APPENDIX 1 to this Agreement. The NPA-NXX list may be updated periodically and Customer will be notified accordingly. The parties acknowledge that XO may temporarily restrict the services from being provided to specific LATA's and/or NPA-NXXs based on XO's sole discretion, e.g., traffic volume. To the extent XO is, through the normal course of network changes, eliminating NPA-NXXs to specific LATAs, XO will provide Customer with as much advance notice as is practicable under the circumstances as well as provide a route advancement to the next available carrier based on the LCR table choices provided by Customer. Customer will be required to provide a valid Address Number Indicator (ANI), according to the North American Numbering Plan, as defined in the Local Exchange Routing Guide
(LERG), volume 6. Calls with no valid ANI will be rejected. XO will work with Customer to assist in the re-routing of calls received with no ANI.

      B. Customer hereby certifies that it is an enhanced service provider eligible to purchase intrastate services instead of interstate access under applicable rules of the Federal Communications Commission ("FCC"). Customer further certifies that any circuits provided to Customer by XO that carry ten percent (10%) or more interstate traffic will be used by Customer solely to provide Internet access, Internet Provider ("IP") service or other enhanced services. Customer acknowledges and agrees that any circuits provided to Customer by XO that carry ten percent (10%) or more interstate traffic that are not to be used by Customer solely to provide Internet access, IP services or other enhanced services will be provided under the rates, terms and conditions of XO's applicable FCC access Tariffs rather than this Agreement. Customer shall sign a statement of Certification for FCC exemption for Enhanced Service Providers/Internet Service Providers so that Customer may purchase service from this Agreement and applicable state jurisdictional Tariffs.

      C. Customer agrees that, if another carrier and/or regulatory agency determines it is necessary to audit or investigate the traffic which is the subject of this Certification, Customer will cooperate in any such investigation. In addition, to the extent any third party attempts to recover access charges from XO as a result of such audit/investigation, Customer agrees that it will indemnify XO for any and all costs resulting from such third party actions. This does not prohibit Customer from challenging charges assessed by the third party or the classification of its traffic being subject to access charges.

CONFIDENTIAL


      D. In addition to the underlying indemnification provisions set forth in the applicable service agreement, Customer and/or end user shall indemnify, defend and hold harmless XO and its parent company, affiliates, subsidiaries, employees, directors, officers, and agents from and against any and all claims, demands, actions, causes of actions, damages, liabilities, losses, and expenses (including reasonable attorney's fees) incurred as a result of third party claims related to any Customer representations herein regarding Customer's traffic and Customer's use of services, including but not limited to, Enhanced Service Provider Certification set forth above.

7. Customer hereby acknowledges and agrees that it is the customer of record for all Services purchased from XO. XO shall take orders from, bill and expect payment from Customer for all Services. Customer hereby acknowledges and agrees that XO has no responsibility to Customer's End-Users. In the event XO terminates Customer's Services under the Agreement, Customer represents that it is responsible for providing any and all necessary notice to its End-Users of such termination. In no case shall XO be responsible for providing such notice to Customer's End-Users.

8. Customer represents and warrants that it is liable for all fraud associated with Customer provided services, including service to its End-Users and accounts. XO takes no responsibility, will not investigate, and will make no adjustments to Customer's account in cases of fraud, unless such fraud is the direct result of or caused solely by any intentional act or gross negligence of XO.

9. Customer agrees that XO has full discretion to limit Customer's access to numbers and area codes depending upon XO's available numbering resources and applicable federal, state or other numbering administration rules and regulations.

10. Neither the Agreement nor this Amendment provides for billing or collection services to be performed by XO for Customer regarding Customer's End-Users. Customer's obligations to XO under the Agreement, including but not limited to the obligation of payment, are independent from and are in no way diminished by Customer's End-Users failure to perform any obligations to Customer.

11. Customer agrees to release, defend, indemnify and hold harmless XO, its parent, subsidiaries and affiliates and each of the XO officers, directors, employees, agents, partners, members and shareholders from and against any and all losses, damages, claims, demands, suits, liabilities, fines, penalties, obligations, settlement payments, awards, judgments, deficiencies, or other charges and any and all expenses, including attorney's fees, incurred in connection with investigating, defending or asserting any claim, action, suit or proceeding, whether based in contract, tort or otherwise arising out of, or in connection with this Agreement as herein amended, including but not limited to Customer's provision of End-User information to XO, including any error or omission in any directory listing.

12. Neither party may assign its rights or obligations under this Agreement without the other party's prior written consent, which shall not be unreasonably withheld; provided, however, a party may, without the other party's consent upon giving notice to the other party, assign its rights and obligations (in whole but not in part) hereunder to (i) an Affiliate (as defined below) or (ii) any person or entity who buys or is transferred all or substantially all of the party's assets or equity and satisfies, in advance of any assignment, XO's credit requirements related to this Agreement and the Services purchased and


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CONFIDENTIAL


provided hereunder. Any attempted assignment in Agreement as herein amended, including but not limited to Customer's provision of End-User information to XO, including any error or omission in any directory listing.

12. Neither party may assign its rights or obligations under this Agreement without the other party's prior written consent, which shall not be unreasonably withheld; provided, however, a party may, without the other party's consent upon giving notice to the other party, assign its rights and obligations (in whole but not in part) hereunder to (i) an Affiliate (as defined below) or (ii) any person or entity who buys or is transferred all or substantially all of the party's assets or equity and satisfies, in advance of any assignment, XO's credit requirements related to this Agreement and the Services purchased and provided hereunder. Any attempted assignment in violation of the foregoing shall be null and void and of no force or effect. The parties' rights and obligations will bind and inure to the benefit of their respective successors and permitted assigns. "Affiliate" means any person or entity that directly or indirectly controls, is controlled by or is under common control with the party and who satisfies, in advance of any assignment, XO's credit requirements related to this Agreement and the Services purchased and provided hereunder.

13. This Amendment and the Agreement as amended herein, together with any applicable tariffs, sets forth the entire understanding of the parties and supersedes any and all prior agreements, arrangements or understandings relating to the subject matter hereof, The Agreement, including this Amendment, may not be amended or modified unless mutually agreed to in writing executed by authorized representatives of the parties. Electronic Mail shall in no way be considered a "writing" sufficient to change, modify, extend or otherwise affect the terms of the Agreement.

      IN  WITNESS   WHEREOF,   the  parties  have  executed  this  Amendment  by
representatives duly authorized as of the Amendment Effective Date set forth above.



XO COMMUNICATIONS, INC., ON BEHALF                  DIRECT PARTNER TELECOM, INC.
OF ITS OPERATING SUBSIDIARIES AND AFFILIATES

BY:                                                 BY: /s/ Edward A. Cespedes
   ---------------------------------                   -------------------------
NAME:                                                  NAME: Edward A. Cespedes

TITLE: SVP                                             TITLE: President

CONFIDENTIAL


                                    EXHIBIT A
                             SERVICE ORDER AGREEMENT

CONFIDENTIAL


                                   APPENDIX 1
                           [___*___] Based Pricing Plan

The Customer hereby acknowledges and agrees that the [___*___] for DIPT Services as set forth in this Appendix 1 ([___*___] Price Plan) may increase in the event XO's cost associated with DIPT Service increases at any time during the Term of the Agreement, or any extension thereof. XO will provide Customer with five (5) days prior written notice of any increase and the new rate will automatically become effective on the 6th day from the date of such notice.

CONFIDENTIAL

                                   AMENDMENT
                                     to the
                  SERVICE ORDER AGREEMENT TERMS AND CONDITIONS
                                    between
                            XO Communications, Inc.
                                      and
                         Direct Partners Telecom, Inc.

      This Amendment ("Amendment") to Service Order Agreement dated 7/30/2003 (hereinafter referred to as the "Agreement") is made and entered into this __day of July, 2003 ("Amendment Effecftive Date") by and between XO Communications, Inc., on behalf of its operating subsidiaries and affiliates, a Delaware corporation (such subsidiaries and affiliates hereinafter collectively referred to as "XO"), whose principal place of business is located at 11111 Sunset Hills Road, Reston, VA 20190 and Direct Partners, Inc., a Florida corporation (hereinafter referred to as "Customer" and together with XO collectively referred to as the "Parties"), whose principal place of business is located at 110 East Broward Blvd., Ft. Lauderdale, FL 33301.


      In consideration of the mutual promises and covenants herein contained, the Parties hereby mutually agree as follows:

      1. Capitalized terms not otherwise defined herein shall have the meaning given them in the Agreement. Except as specifically set forth herein, all terms and conditions of the Agreement shall remain in full force and effect.

      2. CUSTOMER HEREBY REPRESENTS AND WARRANTS THAT IT IS NOT RELYING ON XO IN ANY WAY TO PROVIDE 911, E911 OR OTHER EMERGENCY SERVICES ("911 SERVICES"). Customer warrants and represents that it assumes all liability for any and all 911 SERVICES associated directly and indirectly with its services to its customers or to any holder of a telephone number issued by XO pursuant to the Agreement and this Amendment ("End-User"). Customer agrees that XO shall not incur any liability, direct or indirect, to any End-User who dials or attempts to dial the digits "9-1-1" or any other emergency services number or to any other person who may be affected by the dialing of the digits "9-1-1" or any other emergency services number. Customer hereby acknowledges and agrees that it is fully responsible for all costs and expenses associated with 911 SERVICES, including but not limited to any and all state and local authorities for the funding of 911 SERVICES, 911 assessments, taxes and the like. Customer represents and warrants that it is responsible for all costs associated with any state or local 911-board assessments, existing nor or any time during the term of the Agreement and its renewal periods, including any assessment based on telephone numbers instead of access lines.

      3. In the event Customer is requesting Directory Listing Services from XO, Customer agrees, represents and warrants that it has all requisite authorizations to provide end-user information to XO for purposes of Directory Listings. Customer must send XO complete and accurate end-user listing information for Directory Listings using the forms and process specified by XO. Customer must provide to XO accurate end-user information to ensure appropriate listings in any databases in which XO is required to retain and/or maintain end-user information. Customer is responsible for and assumes all liability for the accuracy of the initial end-user information that Customer provides to XO and is responsible for and assumes all liability for timely and accurately updating such information. XO assumes no liability for the accuracy of information provided by Customer.

      4. In the event XO receives a valid request by a third party carrier for customer proprietary network information, including but not limited to customer service records, related to a telephone number assigned by XO to Customer and/or Customer's End-Users, Customer hereby authorizes XO to provide any such information in XO's possession to the third party carrier. If XO does not have information sufficient to satisfy the request by the third party carrier, Customer hereby authorizes XO to instruct such third party carrier to contact Customer directly and Customer shall provide any such information in its


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possession  to the third  party  carrier  consistent  with  industry  standards.
Customer hereby acknowledges and agrees that XO is not providing "porting in" services under the Agreement. Customer hereby acknowledges that a separate written agreement would be necessary if it were to order such services from XO.

      5. With regard to the Customer's services to its End-Users, Customer represents and warrants that all such Customer-provided services rendered by it and related to the Agreement or this Amendment shall be designed, produced, installed, furnished and in all respects provided and maintained in conformance and compliance with applicable federal, state and local laws, administrative and regulatory requirements and any other authorities having jurisdiction over the subject matter of the Customer-provided services and it shall be responsible for applying for, obtaining and maintaining all registrations and certifications which may be required by such authorities.

      6. Customer hereby acknowledges and agrees that it is the customer of record for all Services purchased from XO. XO shall take orders from, bill and expect payment from Customer for all Services. Customer hereby acknowledges and agrees that XO has no responsibility to Customer's End-Users. In the event XO terminates Customer's Services under the Agreement, Customer represents that it is responsible for providing any and all necessary notice to its End-Users of such termination. In no case shall XO be responsible for providing such notice to Customer's End-Users.

      7. Customer represents and warrants that it is liable for all fraud associated with Customer provided services, including service to its End-Users and accounts. XO takes no responsibility, will not investigate, and will make no adjustments to Customer's account in cases of fraud, unless such fraud is the direct result of or caused solely by any intentional act or gross negligence of XO.

      8. Customer agrees that XO has full discretion to limit Customer's access to numbers and area codes depending upon XO's available numbering resources and applicable federal, state or other numbering administration rules and regulations.

      9. Customer agrees to release, defend, indemnify and hold harmless XO, its parent, subsidiaries and affiliates and each of the XO officers, directors, employees, agents, partners, members and shareholders from and against any and all losses, damages, claims, demands, suits, liabilities, finds, penalties, obligations, settlement payments, awards, judgments, deficiencies, or other charges and any and all expenses, including attorney's fees, incurred in connection with investigating, defending or asserting any claim, action, suit or proceeding, whether based in contract, tort or otherwise arising out of, or in connection with this Agreement as herein amended, including but not limited to Customer's provision of End-User information to XO, including any error or omission in any directory listing.

      10. Section B of the Service Order Agreement Terms and Conditions shall be deleted and replaced with the following:

      "TERM. The Initial Service term shall be as set forth on the SOA (the "Initial Term" or "Term") and shall begin on the Service Commencement Date (as defined below). If no Initial Term is set forth, the term of this Agreement is one year. If Customer or XO does not cancel the Agreement before the end of the Term, this Agreement will automatically renew on a month to month basis at the rates specified in the SOA (unless otherwise stated in the notice) and pursuant to the Terms and Conditions and applicable tariffs. Unless XO has already provided notice of its intent to terminate this Agreement, XO will notify Customer, in writing, at least sixty (60) days prior to the expiration of the Term, regarding the pending expiration of this Agreement and the automatic renewal of the Agreement if no action is taken prior to expiration. If you notify XO of your decision to cancel this Agreement within the notice period provided, actual termination of your Service may not occur until thirty (30) days after receipt of your notification. If you choose to take Service for a minimum term or minimum commitment and you cancel Service before the end of the Term, you shall be subject to early termination charges, as further detailed in these Terms and Conditions."

      11. Section C of the Service Order Agreement Terms and Conditions shall be deleted and replaced with the following:


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      "RATES.  The rates for Services shall be set forth in the SOA and shall be valid for the Initial Term, provided however, all rates for International Services are subject to change on five (5) days written notice from XO, and new rates are automatically effective on the 6th day from the date of such notice. Customer acknowledges international long distance wireless terminations are billed at higher rates, as further set forth in the Additional Terms. Rates do not include taxes, surcharges and fees charged by XO, including but not limited to the Subscriber Line Charge and Long Distance Access Charges."

      12. The last sentence of Section 1 of the Service Order Agreement Terms and Conditions shall be deleted and replaced with the following:

      "Customer may not cancel this Agreement if there is a delay in installation related to the Services unless such delay is solely due to XO and such delay is longer than thirty (30) days beyond the parties agreed Service Commencement Date; provided, however, in no event may Customer cancel if XO has agreed to construct or is constructing Communication Facilities to provide Service to Customer."

      13. Neither the Agreement nor this Amendment provides for billing or collection services to be performed by XO for Customer regarding Customer's End-Users. Customer's obligations to XO under this Agreement, including but not limited to the obligation of payment, are independent from and are in no way diminished by Customer's End-Users failure to perform any obligations to Customer.

      14. This Amendment and the Agreement as amended herein, together with any applicable tariffs, set forth the entire understanding of the parties and supersedes any and all prior agreements, arrangements or understandings relating to the subject matter hereof. The Agreement including this Amendment, may not be amended or modified unless mutually agreed to in writing executed by authorized representatives of the parties. Electronic Mail shall in no way be considered a "writing" sufficient to change, modify, extend or otherwise affect the terms of the Agreement.

      In  WITNESS   WHEREOF,   the  parties  have  executed  this  Amendment  by
representatives duly authorized as of the Amendment Effective Date set forth above.

XO Communications, Inc., on behalf        Direct Partners Telecom, Inc.
of its operating subsidiaries
and affiliates


BY:                                       BY: /s/ James L. Magruder
   -------------------------------           -------------------------------

NAME:                                     NAME: James L. Magruder
     -----------------------------             -----------------------------

TITLE:                                    TITLE: CEO
      ----------------------------              ----------------------------

XO Terms and Conditions

                 XO COMMUNICATION SERVICES TERMS AND CONDITIONS

A. SERVICE OFFERING. You agree you are contracting for the services ("services") referenced on the XO Service Order Agreement ("SOA") with the applicable XO operating entities providing such Services (herein, "XO") This Agreement (as defined below) between you ("you" may also, be referred to as "Customer") and XO sets forth the legal rights and obligations governing the XO offer, provisioning, and delivery of Services to you and your use of the Services. This Agreement consists of the SOA, including the following terms and conditions, the Product Ts and Cs (as defined in Section D below) and the general Service terms and conditions (collectively, the "Additional Terms"), both set forth at (www.terms.xo.com) (collectively, and as applicable, the "Terms and Conditions'), and applicable tariffs (collectively, the "Agreement"). Some Services offered by XO under this Agreement are offered pursuant to applicable tariffs, which are filed with applicable regulatory agencies ("Tariffed Services"), and the Terms and Conditions. All applicable tariffs are fully incorporated herein. For Tariffed Services in the event of conflict between the Terms and Conditions and a tariff, the tariff shall control to the extent of any inconsistency. Upon cancellation of any tariff the Terms and Conditions shall control. The terms and conditions set forth herein announce in most respects the Additional Terms. In the event of any inconsistency between the terms contained herein and the Additional Terms, and only to the extent of the inconsistency, the Additional Terms shall control.

B. TERM. The initial Service term shall be as set forth on the SOA (the "Initial Term" or "Term") and shall begin on the Service Commencement Date (as defined below). If no Initial Term is set forth, the term of this Agreement is one year. If Customer or XO does not cancel the Agreement before the end of the Term, this Agreement will automatically renew for a similar term and at the rates specified in the SOA (unless otherwise stated in the notice) and pursuant to the Terms and Conditions and applicable tariffs. Unless XO has already provided notice of it's intent to terminate this Agreement XO will notify Customer, in writing, at least sixty (60) days prior to the expiration of the Term, regarding the pending expiration of this Agreement and the automatic renewal of the Agreement if no action is taken prior to expiration. If you notify XO of your decision to cancel this Agreement within the notice period provided but within thirty (30) days or less from the date of expiration, actual termination of your Service may not occur until thirty (30) days after receipt of notification and you shall be liable for all associated charges. If you choose to Service for a minimum term or minimum commitment and you cancel Service before the end of the Term, you shall be subject to early termination charges, as further detailed in these Terms and Conditions.

C. RATES. The rates for Services shall be set forth in to SOA and shall be valid for the Initial Term, provided that all rates for international Services are subject to change on five (5) days notice from XO, and new rates are automatically effective on the 6th day from the date of such notice. Customer acknowledges international long distance wireless terminations are billed at higher rates, as further set forth in the Additional Terms. Rates do not include taxes, surcharges and fees charged by XO, including but not limited to Subscriber Line Charge and Long Distance Access Charges.

D. SUPPLEMENTAL. PRODUCT TERMS AND CONDITIONS. The supplemental product terms and conditions applicable to certain XO products are listed at (www.terms.xo.com) (the "Product Ts and Cs"). Only the Product Ts and Cs for Services ordered or used by you ad applicable.

E. ACCEPTABLE USE POLICY. Customer agrees to be bound by the XO Acceptable Use Policy CAUP') found at (www.xo.com/tools/legal.htm).

F. RIGHT TO MAKE SERVICE CHARGES. XO retains the right to change. increase or decrease from time to time, in its discretion and without liability to (Customer, the methods, processes and/or the suppliers by which XO provides Services to Customer, as well as the right to change, add to or delete Service or Service offerings with appropriate notice to Customer.

G. PAYMENT. Customer shall pay XO for Services pursuant to this Agreement Customer agrees to pay the applicable set-up, installation and disconnect fees. Installation and disconnect fees are non-refundable. Regular billing for the Services will begin on he Service Commencement Date (as defined below). Thereafter invoices will be for the specified period of Service (monthly) and are due upon receipt. Receipt shall be presumed within three (3) days after mailing

Monthly recurring charges are billed in advance while usage and related charges ere billed in arrears. Customer agrees that any additional Services requested, whether verbally or in writing, (including but not limited to an upgrade or relocation of customer's circuit(s)) will incur additional fees and charges, and Customer agrees to pay these its, and charges when invoiced. Invoices not paid within thirty (30) days after receipt unless otherwise specified on to invoice, will be part due and subject to a 1.5% per month interest fee or the maximum me, permitted by law, whichever is less, on all past-due balances. Customer authorizes XO to request information from a reporting agency to enable XO to assess Customers credit history, that such action s not the extension of 'credit" to Customer, and that XO may alter any Service or billing arrangements as result, upon notice to Customer. In addition, Customer acknowledges that XO may require Customer to submit upon demand a deposit, bond other financial assurances to XO if so requested as condition of initial or continued Service or Service may be suspended or terminated.

H. COMMUNICATION FACILITIES. In the event XO is required to construct and/or acquire communication facilities In order to provide Service to Customer, Customer acknowledge and agrees that XO will incur significant costs in provisioning Service to Customer, including costs associated with constructing and/or acquiring the communications facilities necessary for delivery of Services to Customer. In addition to any other rights and remedies XO may have, Customer agrees that if Customer cancels, terminates or breaches this Agreement after execution but prior to the Service Commencement Date, Customer will be required to reimburse XO for all costs XO incurs in constructing and/or acquiring such communications facilities. Provide Services agrees that XO constructs or is constructing facilities in order to provide Services to Customer or Customer receives individual case basis transaction (non-standard pricing, terms or products), Customer shall not be eligible for the Satisfaction Guarantee set forth at (www.xo.com/care/xoguarantee.pdf).

I. SERVICE COMMENCEMENT DATE. XO will notify Customer that the Services are installed or connected and available for use. The date of such notice shall be the "Service Commencement Date." Billing will begin on the Service Commencement Date. The parties may mutually agree in writing upon a substitute Service Commencement Date. If Customer notifies XO in writing that it is not prepared to utilize the Services or facility after XO has notified the Customer that the requested Service or facility is ready for use. XO may nonetheless begin billing the Customer on the Service Commencement Date. XO may bill Customer for any loss it has incurred in provisioning the Services. Customer agrees to cooperate with XO in accomplish Service activation by providing reasonable access to Customer's premises and facilitating testing and Service delivery requirements and Customer agrees XO shall have reasonable access to Customers premises to repair, maintain or retrieve XO equipment. XO SHALL NOT BE LIABLE FOR ANY DAMAGES WHATSOEVER RESULTING FROM DELAYS IN MEETING SERVICE DELIVERY DATES REQUESTED ARE SPECIFIED BY CUSTOMER, OR INABILITY TO PROVIDE SERVICES. CUSTOMER MAY NOT CANCEL THIS AGREEMENT IF THERE IS A DELAY IN INSTALLATION RELATED TO THE SERVICES UNLESS SUCH DELAY IS SOLELY DUE TO XO AND SUCH DELAY IS LONGER THAN NINETY (90) DAYS BEYOND THE PARTIES AGREED SERVICE COMMENCEMENT DATE; PROVIDED, HOWEVER, IN NO EVENT MAY CUSTOMER CANCEL IF XO HAS AGREED TO CONSTRUCT OR IS CONSTRUCTING COMMUNICATION FACILITIES TO PROVIDE SERVICE TO CUSTOMER.

J. DEFAULT/TERMINATION. Except as otherwise required by law or applicable regulation, it after the Service Commencement Date, Customer: (a) fails to pay any amount required under this Agreement or any other agreement with XO when due and such failure continues for ten (10) days after written notice to Customer that the same is due and payable; (b) fails to comply with any other material provision of this Agreement and such noncompliance continues for thirty (30) days after written notice to Customer thereof, or (c) Customer cancels or terminates Service, including any part of an Integrated Service offering (except related to an international Service rate change pursuant to Section C, and as further set forth in the Additional Terms), at any time before completion of the Initial Term or any renewal Term, then XO may elect to pursue one or more of the, following courses of action, as applicable: (i) terminate in whole or in part Customer's Service, whereupon all charges for the remaining Term are immediately due and payable for the terminated Services, and Customer shall pay an additional early termination charge that shall be equal to 75% of Customers average monthly usage (for long distance and local voice Services usage, as applicable) for the three (3) months prior to the termination month (or such lesser period if fewer than three. (3) months of Service were utilized), times the number of months remaining in the terms of the Agreement, (provided, however, that in the event Customer has made an annual or other revenue commitment, the shortfall of that commitment over the remaining Term shall be the measure of the early termination charge); (ii) take


CUSTOMER NAME:  Direct Partners Telecom, Inc.             XO CONTRACT #: 91240

XO Service Order Agreement




immediate appropriate action to enforce payment, including suspension or discontinuance of all or any part of the Services; and/or (iii) pursue any other remedies as may be provided at law or in equity. In addition to any other rights and remedies XO may have, including those set forth in Section H, Customer agrees that if customer cancels, terminates or breaches this Agreement after execution of the Agreement but prior to the Service Commencement Date, except as termination is permitted in Section I, Customer shall pay XO an early termination charge of two (2) months of the anticipated monthly recurring charges or commitment level, along with ail nonrecurring charges. Any action outlined herein by XO shall not be construed as an exclusive remedy and shall not waive any XO right to pursue any other remedies. It is agreed that XO damages in the event of Service cancellation or termination shall be difficult or impossible to ascertain. Early termination charges are intended to establish liquidated damages and are not intended as a penalty.


K. DISCLAIMER OF WARRANTIES. XO MAKES NO REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, REGARDING THE SERVICES, SYSTEM EQUIPMENT OR XO OWNED OR PROVIDED EQUIPMENT USED BY THE CUSTOMER, INCLUDING ANY EQUIPMENT WITH RESPECT TO WHICH TITLE MAY TRANSFER TO CUSTOMER (EXCEPT TO THE EXTENT SET FORTH IN A SEPARATE XO SALE TRANSFER DOCUMENT). THIS INCLUDES, BUT IS NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS OF THE SERVICE OR EQUIPMENT FOR A PARTICULAR PURPOSE AND NON INFRINGEMENT OF ANY THIRD PARTY RIGHTS. ADDITIONAL WARRANTY LIMITATIONS RELATED TO SPECIFIC PRODUCTS MAY BE FOUND AT (WWW.TERMS.XO.COM).

L. LIMITATION OF LIABILITY. 1. WITH RESPECT TO CLAIMS OR SUITS BY CUSTOMER, OR ANY OTHERS, FOR DAMAGES RELATING TO OR ARISING OUT OF ACTS OR OMISSIONS UNDER THIS AGREEMENT AND/OR SERVICES PROVIDED HEREUNDER, XO's LIABILITY FOR SERVICE INTERRUPTIONS OR SERVICE PROBLEMS, IF ANY, SHALL BE LIMITED TO CREDIT ALLOWANCES AS EXPRESSLY PROVIDED IN APPLICABLE TARIFFS OR AS OTHERWISE SET FORTH IN THE TERMS AND CONDITIONS FOUND AT WWW.TERMS.XO.COM.

2. XO SHALL NOT BE LIABLE FOR ANY LOSSES OR DAMAGES RESULTING FROM: (A) THE DELIVERY, INSTALLATION, MAINTENANCE, OPERATION, USE OR MISUSE OF AN ACCOUNT, EQUIPMENT, OR SERVICE; (B) ANY ACT OR OMISSION OF CUSTOMER OR ITS END-USERS OR AGENTS, OR ANY OTHER ENTITY FURNISHING EQUIPMENT, PRODUCTS OR SERVICES TO CUSTOMER; OR (C) ANY PERSONAL OR PROPERTY DAMAGES DUE TO THE LOSS OF STORED, TRANSMITTED OR RECORDED DATA RESULTING FROM THE SERVICE OR THE EQUIPMENT, EVEN IF XO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES THE ONLY EXCEPTION SHALL BE TO TAE EXTENT PROPERTY DAMAGE TO CUSTOMER'S PREMISES IS CAUSED DUE TO XO'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, PROVIDED, HOWEVER, IN NO EVENT SHALL XO LIABILITY FOR DIRECT DAMAGES BE GREATER THAN THE SUM TOTAL OF PAYMENTS MADE BY CUSTOMER TO XO DURING THE THREE MONTHS IMMEDIATELY PRECEDING THE EVENT FOR WHICH DAMAGES ARE CLAIMED.

3. IN NO EVENT SIALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, EXEMPLARY, PUNITIVE OR OTHER CONSEQUENTIAL DAMAGES, WHETHER OR NOT FORESEEABLE, INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR THE LOSS OF DATA, GOQDWILL OR PROFITS, SAVINGS OR REVENUE, OR HARM TO BUSINESS, WHETHER UNDER CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR ANY CASE WHATSOEVER.

M. CUSTOMER'S CERTIFICATION REGARDING LOCAL TRAFFIC. Customer represents and warrants that all traffic being delivered by Customer or its designated agent to XO for local termination, and all traffic that delivers to Customer or its designated agent that has originated in the same local calling area in which Customer's NPA-NXX assigned and/or which such traffic is terminated to Customer or its designated agent, is local traffic or is legally entitled to be treated as local traffic under all applicable federal, state and local laws, administrative and regulatory requirements and any other authorities having jurisdiction over such traffic. Customer understands that XO will rely upon such representation to assign local telephone numbers to Customer and/or route Customer's traffic for termination as local calling. Customer represents and warrants that Customer has paid all applicable access charges associated with any non-local traffic. In addition, the parties mutually agree that Customer is exclusively responsible for paying any switched access charges levied, charged or imposed by any third party Local Exchange Carrier ("LEC") in connection with the origination or termination of any such non-local traffic. Customer also represents and warrants that neither it nor any of its agents will remove or in any way alter Automatic Number Identification ("ANI") or Calling Party Number ("CPN") information associated with any traffic delivered pursuant to this Agreement. Customer agrees that, if another carrier and/or regulatory agency determines it is necessary to audit the traffic which is delivered pursuant to this Agreement, Customer will cooperate in any such investigation. In addition, to the extent any third party attempts to recover intercarrier compensation from XO as a result of such audit/investigation, Customer agress that it will indemnify XO for any and all costs resulting from such third party actions.

N. COMPLETE AGREEMENT/ADDITIONAL TERMS. This Agreement incorporating all the items referenced herein, represents the complete agreement of the parties, and supersedes all other agreements whether written or oral. This Agreement may be modified only by written agreement executed by authorized parties, changes to the URL sites referenced, changes to tariffs or as otherwise specifically provided herein. Neither Electronic Mail nor Instant Messaging ("IM") shall be considered a "writing" sufficient to change, modify, extend or otherwise affect the terms of the Agreement This Agreement shall be governed by the substantive law of the Commonwealth of Virginia without reference to its principles of conflicts of laws, and Customer consents to the jurisdiction and venue of the Federal District Court for the Eastern District of Virginia or the State courts in Fairfax County, Virginia.

THE ADDITIONAL TERMS, AUP AND TARIFFS MAY BE MODIFIED FROM TIME TO TIME AT XO DISCRETION OR AS REQUIRED BY APPLICABLE LAW. YOU AGREE TO REVIEW SUCH CHANGED ITEMS FROM TIME TO TIME AND BE BOUND BY SUCH CHANGES, AS THEY PERTAIN TO THE PARTICULAR SERVICES YOU CHOOSE NOW OR MAY CHOOSE IN THE FUTURE. UNLESS SUBJECT TO TARIFFS OR STANDARD PRICING POSTED AT (WWW.TERMSXO.COM), SO MAY NOT UNILATERALLY CHANGE THE RATES, FEES OR CHARGES SET FORTH HEREIN WITHOUT CUSTOMER CONSENT. IF XO DETERMINES CHANGES TO THE ADDITIONAL TERMS, AUP AND TARIFFS WILL MATERIALLY AND DETRIMENTALLY AFFECT YOUR SERVICE OR RIGHTS AND ARE NOT MANDATED BY LAW OR REGULATION, XO WILL USE COMMERCIALLY REASONABLE EFFORTS TO PROVIDE NOTICE OF SUCH CHANGES AND AN OPPORTUNITY TO OBJECT IN WRITING IN THE MANNER PRESCRIBED HEREIN OR IN SUCH NOTICE. CUSTOMER SHALL PROVIDE XO WRITTEN NOTICE OF OBJECTION WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF NOTIFICATION OF SUCH MATERIAL CHANGE CUSTOMER MUST INCLUDE A DETAILED DESCRIPTION OUTLINING HOW THE CHANGE ADVERSELY AFFECTS CUSTOMER'S SERVICE(S). XO WILL REVIEW SUCH NOTIFICATION AND IF THE PARTIES CANNOT COME TO AN AGREEMENT WITHIN THIRTY (30) DAYS, CUSTOMER MAY TERMINATE SUCH SERVICE(S) WITHOUT INCURRING CHARGES FOR EARLY TERMINATION PROVIDED THAT CUSTOMER'S ACCOUNT IS CURRENT (I.E., NO BALANCE OLDER THAN THIRTY
(30) DAYS). IN ANY CASE, THE CHANGES SHALL NOT DIMINISH ANY APPLICABLE SERVICE LEVEL AGREEMENTS ENTERED INTO AT THE SERVICE COMMENCEMENT DATE. YOU HEREBY CONSENT TO THE INCORPORATION OF APPLICABLE TARIFFS AND THE ADDITIONAL TERMS INCLUDING THE DISPUTE RESOLUTION PROVISIONS, POSTED AT (WWW.TERMSXO.COM) AND THE AUP. YOU AGREE THAT ACCEPTANCE OF THIS AGREEMENT CONSTITUTES CONSENT TO THE USE OF ELECTRONIC RECORDS. YOU MAY REQUEST HARD COPIES OF PART OR ALL OF THE TERMS AT ANY TIME BY CALLING 1-888-699-6398. THE OFFERING AND PROVISIONING OF SERVICES IS SUBJECT TO ANY REQUIRED XO APPROVALS AND ANY REGULATORY COMMISSION REVIEW, APPROVAL AND REQUIREMENTS. IF YOU USE THE SERVICES, YOU ARE DEEMED TO HAVE ACCEPTED THE TERMS AND CONDITIONS, THE AUP, AND THE APPLICABLE TARIFFS.


CUSTOMER NAME:  Direct Partners Telecom, Inc.             XO CONTRACT #: 91240

CUSTOMER AUTHORIZED REPRESENTATIVE SIGNATURE: /s/ James L. Magruder
                                              ----------------------------

CUSTOMER AUTHORIZED REPRESENTATIVE NAME:  James L. Magruder
                                         ---------------------------------


CUSTOMER AUTHORIZED REPRESENTATIVE'S TITLE:  CEO
                                            ------------------------------

DATE SIGNED:  7/29/03
             ---------

XO AUTHORIZED REPRESENTATIVE SIGNATURE:
                                        ----------------------------------------
(SALES MANAGER OR ABOVE)

X-FORMS 05-03

                           CROSS CORPORATE GUARANTEE

theglobe.com, inc. (Corporation), hereafter known as Guarantor, organized under the Laws of the State of Delaware and having a legal address of 110 E. Broward Blvd., Suite 1400 Ft. Lauderdale, Florida (state), 33301 (zip code), does hereby unconditionally guarantee payment in full of obligations that may be incurred by Direct Partners Telecom, Inc., (Debtor) and payable to XO COMMUNICATIONS or its successors. The Guarantor acknowledges a legal and financial relationship exists between the Guarantor and the Debtor and grants this Guarantee in consideration for services provided to the Debtor by XO COMMUNICATIONS or its successors. This Guarantee includes obligations derived from current and future services contracted from XO COMMUNICATIONS and shall be due and payable upon written demand by XO COMMUNICATIONS.

This Guarantee shall become null and void upon written request from the Guarantor, with approval from XO COMMUNICATIONS. However, under no circumstances shall the Guarantee be for a term less than one (1) year, nor shall the request for cancellation of the Guarantee be granted unless the debtor has fully complied with all terms and conditions of the contract for services with XO COMMUNICATIONS.

This Guarantee is hereby granted this 20th day of June, 2000 by theglobe.com, inc. (Corporation)

/s/ Robin Segaul Lebowitz               ,  CFO
----------------------------------------  ----------
     Authorized signer of the Guarantor      Title

XO Service Order Agreement

                        XO SERVICES TERMS AND CONDITIONS

A. SERVICE OFFERING. You agree you are contracting for the services ("services") referenced on the XO Service Order Agreement ("SOA") with the applicable XO operating entities providing such Services (herein, "XO") This Agreement (as defined below) between you ("you" may also, be referred to as "Customer") and XO sets forth the legal rights and obligations governing the XO offer, provisioning, and delivery of Services to you and your use of the Services. This Agreement consists of the SOA, including the following terms and conditions, the Product Ts and Cs (as defined in Section D below) and the general Service terms and conditions (collectively, the "Additional Terms"), both set forth at (www.terms.xo.com) (collectively, and as applicable, the "Terms and Conditions'), and applicable tariffs (collectively, the "Agreement"). Some Services offered by XO under this Agreement are offered pursuant to applicable tariffs, which are filed with applicable regulatory agencies ("Tariffed Services"), and the Terms and Conditions. All applicable tariffs are fully incorporated herein. For Tariffed Services in the event of conflict between the Terms and Conditions and a tariff, the tariff shall control to the extent of any inconsistency. Upon cancellation of any tariff the Terms and Conditions shall control. The terms and conditions set forth herein announce in most respects the Additional Terms. In the event of any inconsistency between the terms contained herein and the Additional Terms, and only to the extent of the inconsistency, the Additional Terms shall control.

B. TERM. The initial Service term shall be as set forth on the SOA (the "Initial Term" or "Term") and shall begin on the Service Commencement Date (as defined below). If no Initial Term is set forth, the term of this Agreement is one year. If Customer or XO does not cancel the Agreement before the end of the Term, this Agreement will automatically renew for a similar term and at the rates specified in the SOA (unless otherwise stated in the notice) and pursuant to the Terms and Conditions and applicable tariffs. Unless XO has already provided notice of it's intent to terminate this Agreement XO will notify Customer, in writing, at least sixty (60) days prior to the expiration of the Term, regarding the pending expiration of this Agreement and the automatic renewal of the Agreement if no action is taken prior to expiration. If you notify XO of your decision to cancel this Agreement within the notice period provided but within thirty (30) days or less from the date of expiration, actual termination of your Service may not occur until thirty (30) days after receipt of notification and you shall be liable for all associated charges. If you choose to Service for a minimum term or minimum commitment and you cancel Service before the end of the Term, you shall be subject to early termination charges, as further detailed in these Terms and Conditions.

C. RATES. The rates for Services shall be set forth in to SOA and shall be valid for the Initial Term, provided that all rates for international Services are subject to change on five (5) days notice from XO, and new rates are automatically effective on the 6th day from the date of such notice. Customer acknowledges international long distance wireless terminations are billed at higher rates, as further set forth in the Additional Terms. Rates do not include taxes, surcharges and fees charged by XO, including but not limited to Subscriber Line Charge and Long Distance Access Charges.

D. SUPPLEMENTAL. PRODUCT TERMS AND CONDITIONS. The supplemental product terms and conditions applicable to certain XO products are listed at (www.terms.xo.com) (the "Product Ts and Cs"). Only the Product Ts and Cs for Services ordered or used by you ad applicable.

E. ACCEPTABLE USE POLICY. Customer agrees to be bound by the XO Acceptable Use Policy CAUP') found at (www.xo.com/tools/legal.htm).

F. RIGHT TO MAKE SERVICE CHARGES. XO retains the right to change. increase or decrease from time to time, in its discretion and without liability to (Customer, the methods, processes and/or the suppliers by which XO provides Services to Customer, as well as the right to change, add to or delete Service or Service offerings with appropriate notice to Customer.

G. PAYMENT. Customer shall pay XO for Services pursuant to this Agreement Customer agrees to pay the applicable set-up, installation and disconnect fees. Installation and disconnect fees are non-refundable. Regular billing for the Services will begin on he Service Commencement Date (as defined below). Thereafter invoices will be for the specified period of Service (monthly) and are due upon receipt. Receipt shall be presumed within three (3) days after mailing

Monthly recurring charges are billed in advance while usage and related charges ere billed in arrears. Customer agrees that any additional Services requested, whether verbally or in writing, (including but not limited to an upgrade or relocation of customer's circuit(s)) will incur additional fees and charges, and Customer agrees to pay these its, and charges when invoiced. Invoices not paid within thirty (30) days after receipt unless otherwise specified on to invoice, will be part due and subject to a 1.5% per month interest fee or the maximum me, permitted by law, whichever is less, on all past-due balances. Customer authorizes XO to request information from a reporting agency to enable XO to assess Customers credit history, that such action s not the extension of 'credit" to Customer, and that XO may alter any Service or billing arrangements as result, upon notice to Customer. In addition, Customer acknowledges that XO may require Customer to submit upon demand a deposit, bond other financial assurances to XO if so requested as condition of initial or continued Service or Service may be suspended or terminated.

H. COMMUNICATION FACILITIES. In the event XO is required to construct and/or acquire communication facilities In order to provide Service to Customer, Customer acknowledge and agrees that XO will incur significant costs in provisioning Service to Customer, including costs associated with constructing and/or acquiring the communications facilities necessary for delivery of Services to Customer. In addition to any other rights and remedies XO may have, Customer agrees that if Customer cancels, terminates or breaches this Agreement after execution but prior to the Service Commencement Date, Customer will be required to reimburse XO for all costs XO incurs in constructing and/or acquiring such communications facilities. Provide Services agrees that XO constructs or is constructing facilities in order to provide Services to Customer or Customer receives individual case basis transaction (non-standard pricing, terms or products), Customer shall not be eligible for the Satisfaction Guarantee set forth at (www.xo.com/care/xoguarantee.pdf).

I. SERVICE COMMENCEMENT DATE. XO will notify Customer that the Services are installed or connected and available for use. The date of such notice shall be the "Service Commencement Date." Billing will begin on the Service Commencement Date. The parties may mutually agree in writing upon a substitute Service Commencement Date. If Customer notifies XO in writing that it is not prepared to utilize the Services or facility after XO has notified the Customer that the requested Service or facility is ready for use. XO may nonetheless begin billing the Customer on the Service Commencement Date. XO may bill Customer for any loss it has incurred in provisioning the Services. Customer agrees to cooperate with XO in accomplish Service activation by providing reasonable access to Customer's premises and facilitating testing and Service delivery requirements and Customer agrees XO shall have reasonable access to Customers premises to repair, maintain or retrieve XO equipment. XO SHALL NOT BE LIABLE FOR ANY DAMAGES WHATSOEVER RESULTING FROM DELAYS IN MEETING SERVICE DELIVERY DATES REQUESTED ARE SPECIFIED BY CUSTOMER, OR INABILITY TO PROVIDE SERVICES. CUSTOMER MAY NOT CANCEL THIS AGREEMENT IF THERE IS A DELAY IN INSTALLATION RELATED TO THE SERVICES UNLESS SUCH DELAY IS SOLELY DUE TO XO AND SUCH DELAY IS LONGER THAN NINETY (90) DAYS BEYOND THE PARTIES AGREED SERVICE COMMENCEMENT DATE; PROVIDED, HOWEVER, IN NO EVENT MAY CUSTOMER CANCEL IF XO HAS AGREED TO CONSTRUCT OR IS CONSTRUCTING COMMUNICATION FACILITIES TO PROVIDE SERVICE TO CUSTOMER.

J. DEFAULT/TERMINATION. Except as otherwise required by law or applicable regulation, it after the Service Commencement Date, Customer: (a) fails to pay any amount required under this Agreement or any other agreement with XO when due and such failure continues for ten (10) days after written notice to Customer that the same is due and payable; (b) fails to comply with any other material provision of this Agreement and such noncompliance continues for thirty (30) days after written notice to Customer thereof, or (c) Customer cancels or terminates Service, including any part of an Integrated Service offering (except related to an international Service rate change pursuant to Section C, and as further set forth in the Additional Terms), at any time before completion of the Initial Term or any renewal Term, then XO may elect to pursue one or more of the, following courses of action, as applicable: (i) terminate in whole or in part Customer's Service, whereupon all charges for the remaining Term are immediately due and payable for the terminated Services, and Customer shall pay an additional early termination charge that shall be equal to 75% of Customers average monthly usage (for long distance and local voice Services usage, as applicable) for the three (3) months prior to the termination month (or such lesser period if fewer than three. (3) months of Service were utilized), times the number of months remaining in the terms of the Agreement, (provided, however, that in the event Customer has made an annual or other revenue commitment, the shortfall of that commitment over the remaining Term shall be the measure of the early termination charge); (ii) take


CUSTOMER NAME:  Direct Partners Telecom, Inc.             XO CONTRACT #: 93071

XO Service Order Agreement




immediate appropriate action to enforce payment, including suspension or discontinuance of all or any part of the Services; and/or (iii) pursue any other remedies as may be provided at law or in equity. In addition to any other rights and remedies XO may have, including those set forth in Section H, Customer agrees that if customer cancels, terminates or breaches this Agreement after execution of the Agreement but prior to the Service Commencement Date, except as termination is permitted in Section I, Customer shall pay XO an early termination charge of two (2) months of the anticipated monthly recurring charges or commitment level, along with ail nonrecurring charges. Any action outlined herein by XO shall not be construed as an exclusive remedy and shall not waive any XO right to pursue any other remedies. It is agreed that XO damages in the event of Service cancellation or termination shall be difficult or impossible to ascertain. Early termination charges are intended to establish liquidated damages and are not intended as a penalty.


K. DISCLAIMER OF WARRANTIES. XO MAKES NO REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, REGARDING THE SERVICES, SYSTEM EQUIPMENT OR XO OWNED OR PROVIDED EQUIPMENT USED BY THE CUSTOMER, INCLUDING ANY EQUIPMENT WITH RESPECT TO WHICH TITLE MAY TRANSFER TO CUSTOMER (EXCEPT TO THE EXTENT SET FORTH IN A SEPARATE XO SALE TRANSFER DOCUMENT). THIS INCLUDES, BUT IS NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS OF THE SERVICE OR EQUIPMENT FOR A PARTICULAR PURPOSE AND NON INFRINGEMENT OF ANY THIRD PARTY RIGHTS. ADDITIONAL WARRANTY LIMITATIONS RELATED TO SPECIFIC PRODUCTS MAY BE FOUND AT (WWW.TERMS.XO.COM).

L. LIMITATION OF LIABILITY. 1. WITH RESPECT TO CLAIMS OR SUITS BY CUSTOMER, OR ANY OTHERS, FOR DAMAGES RELATING TO OR ARISING OUT OF ACTS OR OMISSIONS UNDER THIS AGREEMENT AND/OR SERVICES PROVIDED HEREUNDER, XO's LIABILITY FOR SERVICE INTERRUPTIONS OR SERVICE PROBLEMS, IF ANY, SHALL BE LIMITED TO CREDIT ALLOWANCES AS EXPRESSLY PROVIDED IN APPLICABLE TARIFFS OR AS OTHERWISE SET FORTH IN THE TERMS AND CONDITIONS FOUND AT WWW.TERMS.XO.COM.

2. XO SHALL NOT BE LIABLE FOR ANY LOSSES OR DAMAGES RESULTING FROM: (A) THE DELIVERY, INSTALLATION, MAINTENANCE, OPERATION, USE OR MISUSE OF AN ACCOUNT, EQUIPMENT, OR SERVICE; (B) ANY ACT OR OMISSION OF CUSTOMER OR ITS END-USERS OR AGENTS, OR ANY OTHER ENTITY FURNISHING EQUIPMENT, PRODUCTS OR SERVICES TO CUSTOMER; OR (C) ANY PERSONAL OR PROPERTY DAMAGES DUE TO THE LOSS OF STORED, TRANSMITTED OR RECORDED DATA RESULTING FROM THE SERVICE OR THE EQUIPMENT, EVEN IF XO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES THE ONLY EXCEPTION SHALL BE TO TAE EXTENT PROPERTY DAMAGE TO CUSTOMER'S PREMISES IS CAUSED DUE TO XO'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, PROVIDED, HOWEVER, IN NO EVENT SHALL XO LIABILITY FOR DIRECT DAMAGES BE GREATER THAN THE SUM TOTAL OF PAYMENTS MADE BY CUSTOMER TO XO DURING THE THREE MONTHS IMMEDIATELY PRECEDING THE EVENT FOR WHICH DAMAGES ARE CLAIMED.

3. IN NO EVENT SIALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, EXEMPLARY, PUNITIVE OR OTHER CONSEQUENTIAL DAMAGES, WHETHER OR NOT FORESEEABLE, INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR THE LOSS OF DATA, GOQDWILL OR PROFITS, SAVINGS OR REVENUE, OR HARM TO BUSINESS, WHETHER UNDER CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR ANY CASE WHATSOEVER.

M. CUSTOMER'S CERTIFICATION REGARDING LOCAL TRAFFIC. Customer represents and warrants that all traffic being delivered by Customer or its designated agent to XO for local termination, and all traffic that delivers to Customer or its designated agent that has originated in the same local calling area in which Customer's NPA-NXX assigned and/or which such traffic is terminated to Customer or its designated agent, is local traffic or is legally entitled to be treated as local traffic under all applicable federal, state and local laws, administrative and regulatory requirements and any other authorities having jurisdiction over such traffic. Customer understands that XO will rely upon such representation to assign local telephone numbers to Customer and/or route Customer's traffic for termination as local calling. Customer represents and warrants that Customer has paid all applicable access charges associated with any non-local traffic. In addition, the parties mutually agree that Customer is exclusively responsible for paying any switched access charges levied, charged or imposed by any third party Local Exchange Carrier ("LEC") in connection with the origination or termination of any such non-local traffic. Customer also represents and warrants that neither it nor any of its agents will remove or in any way alter Automatic Number Identification ("ANI") or Calling Party Number ("CPN") information associated with any traffic delivered pursuant to this Agreement. Customer agrees that, if another carrier and/or regulatory agency determines it is necessary to audit the traffic which is delivered pursuant to this Agreement, Customer will cooperate in any such investigation. In addition, to the extent any third party attempts to recover intercarrier compensation from XO as a result of such audit/investigation, Customer agress that it will indemnify XO for any and all costs resulting from such third party actions.

N. COMPLETE AGREEMENT/ADDITIONAL TERMS. This Agreement incorporating all the items referenced herein, represents the complete agreement of the parties, and supersedes all other agreements whether written or oral. This Agreement may be modified only by written agreement executed by authorized parties, changes to the URL sites referenced, changes to tariffs or as otherwise specifically provided herein. Neither Electronic Mail nor Instant Messaging ("IM") shall be considered a "writing" sufficient to change, modify, extend or otherwise affect the terms of the Agreement This Agreement shall be governed by the substantive law of the Commonwealth of Virginia without reference to its principles of conflicts of laws, and Customer consents to the jurisdiction and venue of the Federal District Court for the Eastern District of Virginia or the State courts in Fairfax County, Virginia.

THE ADDITIONAL TERMS, AUP AND TARIFFS MAY BE MODIFIED FROM TIME TO TIME AT XO DISCRETION OR AS REQUIRED BY APPLICABLE LAW. YOU AGREE TO REVIEW SUCH CHANGED ITEMS FROM TIME TO TIME AND BE BOUND BY SUCH CHANGES, AS THEY PERTAIN TO THE PARTICULAR SERVICES YOU CHOOSE NOW OR MAY CHOOSE IN THE FUTURE. UNLESS SUBJECT TO TARIFFS OR STANDARD PRICING POSTED AT (WWW.TERMSXO.COM), SO MAY NOT UNILATERALLY CHANGE THE RATES, FEES OR CHARGES SET FORTH HEREIN WITHOUT CUSTOMER CONSENT. IF XO DETERMINES CHANGES TO THE ADDITIONAL TERMS, AUP AND TARIFFS WILL MATERIALLY AND DETRIMENTALLY AFFECT YOUR SERVICE OR RIGHTS AND ARE NOT MANDATED BY LAW OR REGULATION, XO WILL USE COMMERCIALLY REASONABLE EFFORTS TO PROVIDE NOTICE OF SUCH CHANGES AND AN OPPORTUNITY TO OBJECT IN WRITING IN THE MANNER PRESCRIBED HEREIN OR IN SUCH NOTICE. CUSTOMER SHALL PROVIDE XO WRITTEN NOTICE OF OBJECTION WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF NOTIFICATION OF SUCH MATERIAL CHANGE CUSTOMER MUST INCLUDE A DETAILED DESCRIPTION OUTLINING HOW THE CHANGE ADVERSELY AFFECTS CUSTOMER'S SERVICE(S). XO WILL REVIEW SUCH NOTIFICATION AND IF THE PARTIES CANNOT COME TO AN AGREEMENT WITHIN THIRTY (30) DAYS, CUSTOMER MAY TERMINATE SUCH SERVICE(S) WITHOUT INCURRING CHARGES FOR EARLY TERMINATION PROVIDED THAT CUSTOMER'S ACCOUNT IS CURRENT (I.E., NO BALANCE OLDER THAN THIRTY
(30) DAYS). IN ANY CASE, THE CHANGES SHALL NOT DIMINISH ANY APPLICABLE SERVICE LEVEL AGREEMENTS ENTERED INTO AT THE SERVICE COMMENCEMENT DATE. YOU HEREBY CONSENT TO THE INCORPORATION OF APPLICABLE TARIFFS AND THE ADDITIONAL TERMS INCLUDING THE DISPUTE RESOLUTION PROVISIONS, POSTED AT (WWW.TERMSXO.COM) AND THE AUP. YOU AGREE THAT ACCEPTANCE OF THIS AGREEMENT CONSTITUTES CONSENT TO THE USE OF ELECTRONIC RECORDS. YOU MAY REQUEST HARD COPIES OF PART OR ALL OF THE TERMS AT ANY TIME BY CALLING 1-888-699-6398. THE OFFERING AND PROVISIONING OF SERVICES IS SUBJECT TO ANY REQUIRED XO APPROVALS AND ANY REGULATORY COMMISSION REVIEW, APPROVAL AND REQUIREMENTS. IF YOU USE THE SERVICES, YOU ARE DEEMED TO HAVE ACCEPTED THE TERMS AND CONDITIONS, THE AUP, AND THE APPLICABLE TARIFFS.


CUSTOMER NAME:  Direct Partners Telecom, Inc.             XO CONTRACT #: 93071

X-Forms 09-03 b